UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2016

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

800 East Leigh Street, Suite 209, Richmond, Virginia 23219

(Address of principal executive offices)

804-827-2524

(Registrant’s Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2016, AmpliPhi Biosciences Corporation (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Novolytics Limited, a company organized under the laws of England and Wales (“Novolytics”), pursuant to which the Company acquired all tangible and intangible assets of Novolytics’ S. aureus phage-related business (the “Acquired Assets”).

Pursuant to the Agreement, the Company paid £98,100 in cash to Novolytics, which amount will be used to cover Novolytics’ expenses in connection with the winding up of its business. In addition, in exchange for the Company’s receipt of release and non-solicitation agreements in favor of the Company from the shareholders of Novolytics, the Company agreed to issue warrants (“Warrants”) to purchase up to an aggregate of 170,000 shares of the Company’s Common Stock, par value $0.01 per share, to such shareholders within 30 days after the date Novolytics appoints a liquidator to effect the wind up. The Warrants will have an exercise price of $12.00 per share and will contain certain registration rights. The Company agreed to use commercially reasonable efforts to cause the shares issuable upon exercise of the Warrants to be registered by December 31, 2016.

The Warrants will be issued in a private placement transaction exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D and/or Regulation S thereunder. This report shall not constitute an offer to sell or the solicitation of an offer to buy the foregoing securities, nor shall there be any offer, solicitation or sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which will be attached as an exhibit to a subsequent filing with the Securities and Exchange Commission.

Forward Looking Statements

Statements contained in this report that are not statements of historical fact are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning the winding up of Novolytics’ business and matters relating to the Warrants. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words.  These forward-looking statements are based upon the Company’s current expectations and involve a number of risks and uncertainties, including the risks and uncertainties described in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2016	AmpliPhi Biosciences Corporation

	By:	/s/ M. Scott Salka
	Name:	M. Scott Salka
	Title:	Chief Executive Officer